Exhibit 10.4

SILICON GRAPHICS, INC.

AMENDED AND RESTATED 1996 SUPPLEMENTAL NON-
EXECUTIVE EQUITY INCENTIVE PLAN

1.                                       Purpose of the Plan.  The purpose of the Silicon Graphics, Inc. 1996 Supplemental Non-Executive Equity Incentive Plan (the “Plan”) is to promote the long-term success of Silicon Graphics, Inc. (“SGI”) by providing supplemental equity incentives to non-executives of the Company to address special circumstances identified from time to time by the Compensation and Human Resources Committee (the “Committee”) appointed by the Board of Directors of SGI (the “Board”), which could without limitation include special retention programs addressing exceptional competitive pressures in the market for technical personnel, special recognition programs for outstanding performance, and other circumstances outside of the normal course.

2.                                       Eligibility.  Stock Awards (“Rights”) and Options may be granted to Eligible Employees.  If otherwise eligible, an Employee who has been granted an Option or Right may be granted additional Options or Rights.

3.                                       Stock Subject to the Plan.

(a)                                  Subject to Section 11 of the Plan, the maximum aggregate number of shares of Common Stock of the Company (“shares”) that may be issued pursuant to Options and Rights granted to participants under the Plan shall be 22,500,000 shares.  If shares issued pursuant to a Stock Award are forfeited or otherwise reacquired by the Company, or if an Option or Right expires or becomes unexercisable without having been exercised in full, the reacquired or unpurchased shares, respectively, that were subject thereto shall become available for future grant or sale under the Plan (unless the Plan has terminated).

(b)                                 Any shares issued under the Plan may consist in whole or in part of authorized and unissued shares or of treasury shares, and no fractional shares shall be issued under the Plan.  Cash may be paid in lieu of any fractional shares in settlement of awards under the Plan.

4.                                       Plan Administration.

(a)                                  Committee.  The Committee shall be responsible for administering the Plan.  The Committee shall have full and exclusive power to interpret the Plan and to adopt such rules, regulations and guidelines for carrying out the Plan as it may deem necessary or proper.  This power includes, but is not limited to, selecting award recipients, establishing all award terms and conditions and adopting modifications, amendments and procedures, including subplans and the like as may be necessary to comply with provisions of the laws and applicable regulatory rulings of countries in which the Company operates in order to assure the viability of awards granted under the Plan and to enable participants employed in such countries to receive advantages and benefits under the Plan and such laws and rulings.

(b)                                 Effect of Committee’s Decision.  The Committee’s decisions, determinations and interpretations shall be final and binding on all Optionees and any other holders of Options or Rights.

5.                                       Duration of the Plan.  The Plan shall remain in effect until terminated by the Board.

6.                                       Awards.  The Committee shall determine the type or types of award(s) to be made to each participant.  Awards may be granted singly, in combination or in tandem.  Awards also may be made in combination or in tandem with, in replacement of, as alternatives to, or as the payment form for grants or rights under any other employee or compensation plan of the Company, including the plan of any acquired entity.  The types of awards that may be granted under the Plan are Options and Stock Awards.

7.                                       Options.

(a)                                  Options; Number of Shares.  The Committee, in its discretion, may grant Options to eligible participants.  Each Option shall be evidenced by a Notice of Grant that shall specify the number of shares to which it pertains and be in such form and contain such provisions as the Committee shall from time to time deem appropriate.  Without limiting the foregoing, the Committee may at any time authorize the Company, with the consent of the respective recipients, to issue new Options or Rights in exchange for the surrender and cancellation of outstanding Options or Rights.  Option agreements shall contain the following terms and conditions:

(i)                                     Exercise Price.  The per share exercise price for the shares issuable pursuant to an Option shall be such price as is determined by the Committee.

(ii)                                  Waiting Period and Exercise Dates.  At the time an Option is granted, the Committee shall determine the terms and conditions to be satisfied before shares may be purchased, including the dates on which shares subject to the Option may first be purchased.  The Committee may specify than an Option may not be exercised until the completion of a service period specified at the time of grant.  (Any such period is referred to herein as the “waiting period.”)  At the time an Option is granted, the Committee shall fix the period within which the Option may be exercised, which shall not be earlier than the end of the waiting period, if any.

(iii)                               Form of Payment.  The consideration to be paid for the shares to be issued upon exercise of an Option, including the method of payment, shall be determined by the Committee and may consist entirely of:

(1)                                  cash;

(2)                                  check;

(3)                                  other shares that (a) in the case of shares acquired upon exercise of an option, have been owned by the Optionee for more than six months on the date of surrender, and (b) have a Fair Market Value on the date of surrender not greater than the aggregate exercise price of the shares as to which said Option shall be exercised;

(4)                                  delivery of a properly executed exercise notice together with such other documentation as the Committee and the broker, if applicable, shall require to effect an exercise of the Option and delivery to SGI of the sale or loan proceeds required to pay the exercise price;

(5)                                  any combination of the foregoing methods of payment; or

(6)                                  such other consideration and method of payment for the issuance of shares to the extent permitted by Applicable Laws.

(iv)                              Other Provisions.  Unless otherwise determined by the Committee at the time of grant, each Option shall provide that in the event of a change in control of the Company (as specified by the Committee), any Optionee’s Options will become exercisable in full if, within twenty-four (24) months after a change in control of the Company, the Optionee’s employment is terminated without cause or the Optionee resigns due to certain involuntary relocations or reductions in compensation, as specified by the Committee.  Each Option granted under the Plan may contain such other terms, provisions and conditions not inconsistent with the Plan as may be determined by the Committee.

(v)                                 Buyout Provisions.  The Committee may at any time offer to buy out for a payment in cash, promissory note or shares, an Option previously granted, based on such terms and conditions as the Committee shall establish and communicate to the Optionee at the time that such offer is made.

(b)                                 Method of Exercise.

(i)                                     Procedure for Exercise; Rights as a Stockholder.  Any Option granted hereunder shall be exercisable at such times and under such conditions as determined by the Committee and as shall be permissible under the terms of the Plan.

An Option may not be exercised for a fraction of a share.

An Option shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Option by the person entitled to exercise the Option and full payment for the shares with respect to which the Option is exercised has been received by the Company.  Full payment may, as authorized by the Committee and permitted by the Option Agreement, consist of any consideration and method of payment allowable under subsection 7(a)(iii) of the Plan.  Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such shares, no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option.  No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 11 of the Plan.

Exercise of an Option in any manner shall result in a decrease in the number of shares that thereafter shall be available, both for purposes of the Plan and for sale under the Option, by the number of shares as to which the Option is exercised.

(ii)                                  Termination of Employment Relationship.  In the event an Optionee ceases to be an Employee (other than as a result of the Optionee’s death or Disability), the Optionee may exercise his or her Option, but only within such period of time from the date of such termination as is determined by the Committee and, unless determined otherwise by the Committee, only to the extent that the Optionee was entitled to exercise it at the date of such termination (but in no event later than the expiration of the term of such Option as set forth in the Option Agreement).  To the extent that Optionee was not entitled to exercise an Option at the date of such termination, and to the extent that the Optionee does not exercise such Option (to the extent otherwise so entitled) within the time specified herein, the Option shall terminate.

(iii)                               Disability of Optionee.  In the event an Optionee ceases to be an Employee as a result of the Optionee’s Disability, the Optionee may exercise his or her Option, but only within twelve (12) months from the date of such termination, and, unless determined otherwise by the Committee, only to the extent that the Optionee was entitled to exercise it at the date of such termination (but in no event later than the expiration of the term of such Option as set forth in the Option

Agreement).  To the extent that Optionee was not entitled to exercise an Option at the date of such termination, and to the extent that the Optionee does not exercise such Option (to the extent otherwise so entitled) within the time specified herein, the Option shall terminate.

(iv)                              Death of Optionee.  In the event of an Optionee’s death, the Optionee’s estate or a person who acquired the right to exercise the deceased Optionee’s Option by bequest or inheritance may exercise the Option, but only within twelve (12) months following the date of death, and, unless determined otherwise by the Committee, only to the extent that the Optionee was entitled to exercise it at the date of death (but in no event later than the expiration of the term of such Option as set forth in the Option Agreement).  To the extent that Optionee was not entitled to exercise an Option at the date of death, and to the extent that the Optionee’s estate or a person who acquired the right to exercise such Option does not exercise such Option (to the extent otherwise so entitled) within the time specified herein, the Option shall terminate.

8.                                       Stock Awards.  All or part of any Stock Award may be subject to conditions and restrictions established by the Committee, and set forth in the award agreement, which will include, but are not limited to, achievement of specific business objectives and other measurements of individual, business unit or Company performance measured over a period of not less than twelve (12) months.

9.                                       Deferrals and Settlements.  Payment of awards may be in the form of cash, Common Stock, other awards or combinations thereof as the Committee shall determine, and with such restrictions as it may impose.  The Committee also may require or permit participants to elect to defer the issuance of shares or the settlement of awards in cash under such rules and procedures as it may establish under the Plan.  The Committee may also provide that deferred settlements include the payment or crediting of interest on the deferral amounts.

10.                                 Tranferability of Options and Rights.  Unless otherwise determined by the Committee to the contrary, Options and Rights may not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee.  The Committee may, in the manner established by the Committee, provide for the transfer, without payment of consideration, of an Option or Right by the Optionee to the Optionee’s “immediate family”.  In such case, the Option or Right will be exercisable only by such transferee.  Following a transfer, any such Options or Rights shall continue to be subject to the same terms and conditions as were applicable immediately prior to the transfer.  For purposes of this Section 10, the Optionee’s “immediate family” shall include any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, any person sharing the Optionee’s household (other than a tenant or employee), a trust in which these persons have more than fifty percent of the beneficial interest, a foundation in which these persons (or the Optionee) control the management of assets, and any other entity in which these persons (or the Optionee) own more than fifty percent of the voting interests.  A transfer under a domestic relations order in settlement of marital property rights is not a prohibited transfer for value.

11.                                 Adjustments Upon Changes in Capitalization, Dissolution, Merger, Asset Sale or Change of Control.

(a)                                  Changes in Capitalization.  Subject to any required action by the stockholders of the Company, the number of shares of Common Stock covered by each outstanding Option and Right, and the number of shares of Common Stock that have been authorized for issuance under the Plan but as to which no Options or Rights have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option or Right, as well as the price per share of Common Stock covered by each such outstanding Option or Right, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been “effected without receipt of consideration.”  Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive.  Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Option or Right.

(b)                                 Dissolution or Liquidation.  In the event of the proposed dissolution or liquidation of the Company, to the extent that an Option or Right has not been previously exercised, it will terminate immediately prior to the consummation of such proposed action.  The Committee may, in the exercise of its sole discretion in such instances, declare that any Option or Right shall terminate as of a date fixed by the Committee and give each Optionee the right to exercise his or her Option or Right as to all or any part of the Optioned Stock, including shares as to which the Option or Right would not otherwise be exercisable.

(c)                                  Merger or Asset Sale.  In the event of a merger of the Company with or into another corporation, or the sale of substantially all of the assets of the Company, each outstanding Option and Right shall be assumed or an equivalent Option or Right substituted by the successor corporation or a Parent or Subsidiary of the successor corporation.  In the event that the successor corporation does not agree to assume the Option or to substitute an equivalent option, the Committee may, in lieu of such assumption or substitution, provide for the Optionee to have the right to exercise the Option or Right as to all or a portion of the Optioned Stock, including shares as to which it would not otherwise be exercisable.  If the Committee makes an Option or Right exercisable in lieu of assumption or substitution in the event of a merger or sale of assets, the Committee shall notify the Optionee that the Option or Right shall be exercisable for such period as the Committee may designate, and the Option or Right will terminate upon the expiration of such period.  For the purposes of this Section 11(c), the Option or Right shall be considered assumed if, immediately following the merger or sale of assets, the Option or Right confers the right to receive, for each share of Optioned Stock subject to the Option or Right immediately prior to the merger or sale of assets, the consideration (either stock, cash, or other securities or property) received in the merger or sale of assets by holders of Common Stock for each share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares); provided, however, that if such consideration received in the merger or sale of assets was not solely common stock of the successor corporation or its parent, the Committee may, with the consent of the successor corporation and the Optionee, provide for the consideration to be received upon the exercise of the Option or Right, for each share of Optioned Stock subject to the Option or Right, to be solely common stock of the successor corporation or its parent equal in Fair Market Value to the per share consideration received by holders of Common Stock in the merger or sale of assets.

12.                                 Date of Grant.  The date of grant of an Option or Right shall be, for all purposes, the date on which the Committee makes the determination granting such Option or Right, or such other later date as is determined by the Committee.  Notice of the determination shall be provided to each Optionee within a reasonable time after the date of such grant.

13.                                 Amendment and Termination of the Plan.

(a)                                  Amendment and Termination.  The Board may at any time amend, alter, suspend or terminate the Plan.

(b)                                 Effect of Amendment or Termination.  No amendment, alteration, suspension or termination of the Plan shall impair the rights of any Optionee, unless mutually agreed otherwise between the Optionee and the Company, which agreement must be in writing and signed by the Optionee and the Company.

14.                                 Conditions Upon Issuance of Shares.

(a)                                  Legal Compliance.  Shares shall not be issued pursuant to the exercise of an Option or Right unless the exercise of such Option or Right and the issuance and delivery of such shares shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, Applicable Laws, and the requirements of any stock exchange or quotation system upon which the shares may then be listed or quoted, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

(b)                                 Investment Representations.  As a condition to the exercise of an Option or Right, the Company may require the person exercising such Option or Right to represent and warrant at the time of any such exercise that the shares are being purchased only for investment and without any present intention to sell or distribute such shares if, in the opinion of counsel for the Company, such a representation is required.

15.                                 Liability of Company.  The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such shares as to which such requisite authority shall not have been obtained.

16.                                 Reservation of Shares.  The Company, during the term of this Plan, will at all times reserve and keep available such number of shares as shall be sufficient to satisfy the requirements of the Plan.

17.                                 Definitions.  As used herein, the following definitions shall apply:

(a)                                  “Applicable Laws” means all applicable law, including without limitation, the Code, Delaware General Corporation Law, and applicable federal and state securities laws.

(b)                                 “Common Stock” means the Common Stock of SGI.

(c)                                  “Company” means Silicon Graphics, Inc., and any entity that is directly or indirectly controlled by the Company, or any entity in which the Company has a significant equity interest, as determined by the Committee.

(d)                                 “Disability” means total and permanent disability as defined in Section 22(e)(3) of the Code.

(e)                                  “Eligible Employee” means an Employee who is not a vice-president or more senior Employee.

(f)                                    “Employee” means any person employed by the Company.

(g)                                 “Fair Market Value” means, as of any date, the closing price for a share of Common Stock as reported daily in The Wall Street Journal or a similar readily available public source.  If no sales of shares were made on such date, the closing price of a share as reported for the preceding day on which sale of shares were made shall be used.

(h)                                 “Notice of Grant” means a written notice evidencing certain terms and conditions of an individual Option or Stock Award grant.  The Notice of Grant is part of the Option Agreement and the Stock Award Agreement.

(i)                                     “Option” means a nonstatutory stock option granted pursuant to the Plan.

(j)                                     “Option Agreement” means a written agreement between the Company and an Optionee evidencing the terms and conditions of an individual Option grant.  The Option Agreement is subject to the terms and conditions of the Plan.

(k)                                  “Optioned Stock” means the Common Stock subject to an Option or Right.

(l)                                     “Optionee” means an Employee who holds an outstanding Option or Right.

(m)                               “Stock Award” means an award made or denominated in shares or equivalent in value to shares pursuant to Section 8 of the Plan.

(RENEWAL)

SILICON GRAPHICS, INC.

AMENDED AND RESTATED

1996 SUPPLEMENTAL NON-EXECUTIVE EQUITY INCENTIVE PLAN

NON-STATUTORY STOCK OPTION GRANT AGREEMENT

Silicon Graphics, Inc., a Delaware corporation (“SGI”), has granted to the Optionee named on the attached NOTICE OF GRANT OF STOCK OPTION AND GRANT AGREEMENT (the “NOTICE”) which is incorporated herein by reference, an Option to purchase the total number of shares of Common Stock and at the price determined, both as set forth on the attached NOTICE included in this Option package, and in all respects subject to the terms, definitions and provisions of the Amended and Restated 1996 Supplemental Non-Executive Equity Incentive Plan (the “Plan”) adopted by SGI which is incorporated herein by reference.  The terms defined in the Plan shall have the same defined meanings herein.

By accepting the NOTICE, Optionee acknowledges responsibility of reviewing the terms of the Plan and the related prospectus, copies of which are included in this Option grant package and also available at http://www-finance.corp.sgi.com/stock or upon request from Employee Stock Services (MS-645 or stock_support@sgi.com). Optionee further represents that he or she is familiar with the terms and provisions thereof, and hereby accepts this Option subject to all of the terms and provisions thereof.  Optionee further agrees to accept as binding, conclusive and final all decisions or interpretations of the Board upon any questions arising under the Plan.

1.                                       Nature of the Option.  This Option is a non-statutory option and is not intended to qualify for any special tax benefits to the Optionee.

2.                                       Exercise Price.  The exercise price for each Share of Common Stock is as set forth in the attached NOTICE.

3.                                       Exercise of Option.  This Option shall be exercisable during its term in accordance with the provisions of Section 7 of the Plan as follows:

(a)                                  Right to Exercise.

(i)                                     Subject to subsection 3(a) (ii) and (iii), below, this Option shall be exercisable to the extent of six and one-quarter percent (6.25%) of the Shares subject to the Option every three months on each quarterly anniversary of the date of grant as set forth in the attached NOTICE.

(ii)                                  This Option may not be exercised for a fraction of a Share.

(iii)                               In the event of Optionee’s death, disability or other termination of employment, the exercisability of the Option is governed by Sections 7, 8, and 9 below.

(b)                                 Method of Exercise.  This Option shall be exercisable by written notice signed by the Optionee and delivered to SGI’s Employee Stock Services group or by using the electronic methods approved from time to time by Employee Stock Services (currently www.optionslink.com).  If an electronic exercise method is not chosen, such notice shall be in the form of Exhibit A (Stock Exercise Request) found at the Employee Stock Services’ website or upon request.  The exercise notice shall be accompanied by payment of the exercise price.  The Option shall be deemed to be exercised upon receipt by SGI of such written notice accompanied by the exercise price.

No Shares will be issued pursuant to the exercise of an Option unless such issuance and such exercise shall comply with all relevant provisions of law and the requirements of any stock exchange upon which the Shares may then be listed.  Assuming such compliance, the Shares shall be considered transferred to the Optionee on the date on which the Option is exercised with respect to such Shares.

4.                                       Optionee’s Representations.  In the event the Shares purchasable pursuant to the exercise of this Option have not been registered under the Securities Act of 1933, as amended, at the time this Option is exercised, Optionee shall, concurrently with the exercise of all or any portion of this Option, deliver to SGI his or her Investment Representation Statement in the form of Exhibit B, (available in Employee Stock Services) and shall read the applicable rules of the Commissioner of Corporations attached to such Investment Representation Statement.

5.                                       Method of Payment.  Payment of the exercise price shall be by any of the following, or a combination thereof, at the election of the Optionee:

(i)                                     cash; or

(ii)                                  check; or

(iii)                               surrender of other Shares of Common Stock of SGI of a value equal to the exercise price of the shares as to which the Option is being exercised which, in the case of shares acquired previously upon exercise of an option have been owned by the Optionee for more than six (6) months on the date of surrender; or

(iv) delivery of a properly executed exercise notice together with such other documentation as SGI and the broker, if applicable, shall require to effect a cashless exercise of the Option and delivery to SGI of the sale proceeds required to pay the exercise price.

2

6.                                       Restrictions on Exercise.  This Option may not be exercised if the issuance of such Shares upon such exercise or the method of payment of consideration for such Shares would constitute a violation of any applicable federal or state securities or other law or regulation, including any rule under Part 207 of Title 12 of the Code of Federal Regulations (“Regulation G”) as promulgated by the Federal Reserve Board.  As a condition to the exercise of this Option, SGI may require Optionee to make any representation and warranty to SGI as may be required by any Applicable Law or regulation.

7.                                       Termination of Status as an Employee.  If Optionee ceases to serve as an Employee, he or she may, but only within three (3) months after the date he or she ceases to be an Employee of the Company, exercise this Option to the extent that he or she was entitled to exercise it at the date of such termination.  To the extent that he or she was not entitled to exercise this Option at the date of such termination, or if he or she does not exercise this Option within the time specified herein, the Option shall terminate.

8.                                       Disability of Optionee.  Notwithstanding the provisions of Section 7 above, if Optionee is unable to continue his or her employment relationship with the Company as a result of his or her Disability, the Optionee may, but only within twelve (12) months from the date of such termination, exercise his or her Option to the extent he or she was entitled to exercise the Option at the date of such termination.  To the extent that he or she was not entitled to exercise the Option at the date of termination, or if he or she does not exercise such Option within the time specified herein, the Option shall terminate.

9.                                       Death of Optionee.  In the event of the death of Optionee during the term of this Option, the Option may be exercised, at any time within twelve (12) months following the date of death, by Optionee’s estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent of the right to exercise that had accrued as of the date of death.

10.                                 Transferability of Option.  Unless otherwise determined by the Committee to the contrary, this Option may not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised during the lifetime of Optionee only by the Optionee.  The terms of this Option shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee.

11.                                 Term of Option.  This Option may not be exercised more than seven (7) years from the date of grant of this Option, and may be exercised during such term only in accordance with the Plan and the terms of this Option.

12.                                 Taxation Upon Exercise of Option.  Optionee understands that, upon exercise of this Option, he will recognize income for tax purposes in an amount equal to the excess of the then fair market value of the shares over the exercise price.  The

3

Company will be required to withhold tax from Optionee’s current compensation with respect to such income; to the extent that Optionee’s current compensation is insufficient to satisfy the withholding tax liability, the Company may require the Optionee to make a cash payment to cover such liability as a condition of exercise of this Option.  Upon a resale of such shares by the Optionee, any difference between the sale price and the fair market value of the shares on the date of exercise of the Option will be treated as capital gain or loss.

13.                                 Acceleration Upon Change of Control.  Notwithstanding provisions of Section 3(a) with respect to Option exercisability, in the event of a Change of Control of SGI, this Option shall automatically become exercisable in full if, within twenty-four (24) months after a Change of Control Date, (i) the Optionee is involuntarily terminated by the Company or any successor company (hereinafter, the “Employer”) without Cause or (ii) the Optionee voluntarily resigns from the Employer for Good Reason.

14.                                 Definitions.  For purposes of Section 13, the terms “Cause,” “Change of Control,” “Change of Control Date,” and “Good Reason” shall have the meanings set out below:

(a)                                  “Cause” means the termination of employment of an Optionee shall have taken place as a result of:

(i)                                     an act or acts of dishonesty undertaken by such Optionee and intended to result in gain or personal enrichment of the Optionee, or

(ii)                                  persistent failure to perform the duties and obligations of such Optionee which is not remedied in a reasonable period of time after receipt of written notice from the Employer, or

(iii)                               violation of confidentiality or proprietary information obligations to or agreements entered into with the Employer, or

(iv)                              use, sale or distribution of illegal drugs on the Employer’s premises, or

(v)                                 threatening, intimidating, or coercing or harassing fellow employees, or

(vi)                              the conviction of such Optionee of a felony.

(b)                                 “Change of Control” of SGI means:

(i)                                     the acquisition by any Person (as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934 (the “Exchange Act”)) as Beneficial Owner (as such term is used in Rule 13d-3 promulgated under the Exchange

4

Act), directly or indirectly, of fifty percent (50%) or more of the combined voting power of the outstanding shares of capital stock of SGI’s then outstanding securities with respect to the election of the directors of the Board.

(ii)                                  During any period of three (3) consecutive years individuals who, at the beginning of such period, constitute the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board, provided that any person becoming a Director of the Board subsequent to the date of the NOTICE whose election, or nomination for election by SGI’s shareholders, was approved by the vote of at least a majority of the directors then comprising the Incumbent Board (other than an election or nomination of any individual whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of the directors of the Board, as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) shall be, for these purposes, considered as though such person were a member of the Incumbent Board.

(c)                                  “Change of Control Date” means the effective date of the Change of Control or such date which the Board shall, by resolution, deem to be the Change of Control Date.

(d)                                 “Good Reason” for voluntary resignation means (i) the Employer reduces by ten percent (10%) or more the Optionee’s compensation at the rate in effect immediately prior to the Change of Control or (ii) without the Optionee’s express written consent, the Employer requires the Optionee to change the location of his or her job or office, so that he or she will be based at a location more then fifty (50) miles from the location of his or her job or office immediately prior to the Change of Control.  For these purposes, “Compensation” includes base salary, exclusive of bonus, incentive compensation and shift differential, paid by the Employer as consideration for the Optionee’s service.

5

(NEW HIRE)

SILICON GRAPHICS, INC.

AMENDED AND RESTATED

1996 SUPPLEMENTAL NON-EXECUTIVE EQUITY INCENTIVE PLAN

NON-STATUTORY STOCK OPTION GRANT AGREEMENT

Silicon Graphics, Inc., a Delaware corporation (“SGI”), has granted to the Optionee named on the attached NOTICE OF GRANT OF STOCK OPTION AND GRANT AGREEMENT (the “NOTICE”) which is incorporated herein by reference, an Option to purchase the total number of shares of Common Stock and at the price determined, both as set forth on the attached NOTICE included in this Option package, and in all respects subject to the terms, definitions and provisions of the Amended and Restated 1996 Supplemental Non-Executive Equity Incentive Plan (the “Plan”) adopted by SGI which is incorporated herein by reference.  The terms defined in the Plan shall have the same defined meanings herein.

By accepting the NOTICE, Optionee acknowledges responsibility of reviewing the terms of the Plan and the related prospectus, copies of which are included in this Option grant package and also available at http://www-finance.corp.sgi.com/stock or upon request from Employee Stock Services (MS-645 or stock_support@sgi.com). Optionee further represents that he or she is familiar with the terms and provisions thereof, and hereby accepts this Option subject to all of the terms and provisions thereof.  Optionee further agrees to accept as binding, conclusive and final all decisions or interpretations of the Board upon any questions arising under the Plan.

1.                                       Nature of the Option.  This Option is a non-statutory option and is not intended to qualify for any special tax benefits to the Optionee.

2.                                       Exercise Price.  The exercise price for each Share of Common Stock is as set forth in the attached NOTICE.

3.                                       Exercise of Option.  This Option shall be exercisable during its term in accordance with the provisions of Section 7 of the Plan as follows:

(a)                                  Right to Exercise.

(i)                                     Subject to subsection 3(a) (ii) and (iii), below, this Option shall be exercisable, cumulatively, to the extent of twenty-five percent (25%) of the Shares subject to the Option on the one year anniversary of the date of hire as set forth in the attached NOTICE; thereafter the Shares subject to the Option shall be exercisable to the extent of six and one-quarter percent (6.25%) of the Shares subject to the Option every three months on each quarterly anniversary of the date of hire.

(ii)                                  This Option may not be exercised for a fraction of a Share.

(iii)                               In the event of Optionee’s death, disability or other termination of employment, the exercisability of the Option is governed by Sections 7, 8, and 9 below.

(b)                                 Method of Exercise.  This Option shall be exercisable by written notice signed by the Optionee and delivered to SGI’s Employee Stock Services group or by using the electronic methods approved from time to time by Employee Stock Services (currently www.optionslink.com).  If an electronic exercise method is not chosen, such notice shall be in the form of Exhibit A (Stock Exercise Request) found at the Employee Stock Services’ website or upon request.  The exercise notice shall be accompanied by payment of the exercise price.  The Option shall be deemed to be exercised upon receipt by SGI of such written notice accompanied by the exercise price.

No Shares will be issued pursuant to the exercise of an Option unless such issuance and such exercise shall comply with all relevant provisions of law and the requirements of any stock exchange upon which the Shares may then be listed.  Assuming such compliance, the Shares shall be considered transferred to the Optionee on the date on which the Option is exercised with respect to such Shares.

4.                                       Optionee’s Representations.  In the event the shares purchasable pursuant to the exercise of this Option have not been registered under the Securities Act of 1933, as amended, at the time this Option is exercised, Optionee shall, concurrently with the exercise of all or any portion of this Option, deliver to the Company his or her Investment Representation Statement in the form of Exhibit B, (available in Employee Stock Services) and shall read the applicable rules of the Commissioner of Corporations attached to such Investment Representation Statement.

5.                                       Method of Payment.  Payment of the exercise price shall be by any of the following, or a combination thereof, at the election of the Optionee:

(i)                                     cash; or

(ii)                                  check; or

(iii)                               surrender of other Shares of Common Stock of SGI of a value equal to the exercise price of the shares as to which the Option is being exercised which, in the case of shares acquired previously upon exercise of an option have been owned by the Optionee for more than six (6) months on the date of surrender; or

(iv) delivery of a properly executed exercise notice together with such other documentation as SGI and the broker, if applicable, shall require to effect a cashless exercise of the Option and delivery to SGI of the sale proceeds required to pay the exercise price.

2

6.                                       Restrictions on Exercise.  This Option may not be exercised if the issuance of such Shares upon such exercise or the method of payment of consideration for such Shares would constitute a violation of any applicable federal or state securities or other law or regulation, including any rule under Part 207 of Title 12 of the Code of Federal Regulations (“Regulation G”) as promulgated by the Federal Reserve Board.  As a condition to the exercise of this Option, SGI may require Optionee to make any representation and warranty to SGI as may be required by any Applicable Law or regulation.

7.                                       Termination of Status as an Employee.  If Optionee ceases to serve as an Employee, he or she may, but only within three (3) months after the date he or she ceases to be an Employee of the Company, exercise this Option to the extent that he or she was entitled to exercise it at the date of such termination.  To the extent that he or she was not entitled to exercise this Option at the date of such termination, or if he or she does not exercise this Option within the time specified herein, the Option shall terminate.

8.                                       Disability of Optionee.  Notwithstanding the provisions of Section 7 above, if Optionee is unable to continue his or her employment relationship with the Company as a result of his or her Disability, the Optionee may, but only within twelve (12) months from the date of such termination, exercise his or her Option to the extent he or she was entitled to exercise the Option at the date of such termination.  To the extent that he or she was not entitled to exercise the Option at the date of termination, or if he or she does not exercise such Option within the time specified herein, the Option shall terminate.

9.                                       Death of Optionee.  In the event of the death of Optionee during the term of this Option, the Option may be exercised, at any time within twelve (12) months following the date of death, by Optionee’s estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent of the right to exercise that had accrued as of the date of death.

10.                                 Transferability of Option.  Unless otherwise determined by the Committee to the contrary, this Option may not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised during the lifetime of Optionee only by the Optionee.  The terms of this Option shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee.

11.                                 Term of Option.  This Option may not be exercised more than seven (7) years from the date of grant of this Option, and may be exercised during such term only in accordance with the Plan and the terms of this Option.

12.                                 Taxation Upon Exercise of Option.  Optionee understands that, upon exercise of this Option, he will recognize income for tax purposes in an amount equal to the excess of the then fair market value of the shares over the exercise price.  The

3

Company will be required to withhold tax from Optionee’s current compensation with respect to such income; to the extent that Optionee’s current compensation is insufficient to satisfy the withholding tax liability, the Company may require the Optionee to make a cash payment to cover such liability as a condition of exercise of this Option.  Upon a resale of such shares by the Optionee, any difference between the sale price and the fair market value of the shares on the date of exercise of the Option will be treated as capital gain or loss.

13.                                 Acceleration Upon Change of Control.  Notwithstanding provisions of Section 3(a) with respect to Option exercisability, in the event of a Change of Control of SGI, this Option shall automatically become exercisable in full if, within twenty-four (24) months after a Change of Control Date, (i) the Optionee is involuntarily terminated by the Company or any successor company (hereinafter, the “Employer”) without Cause or (ii) the Optionee voluntarily resigns from the Employer for Good Reason.

14.                                 Definitions.  For purposes of Section 13, the terms “Cause,” “Change of Control,” “Change of Control Date,” and “Good Reason” shall have the meanings set out below:

(a)                                  “Cause” means the termination of employment of an Optionee shall have taken place as a result of:

(i)                                     an act or acts of dishonesty undertaken by such Optionee and intended to result in gain or personal enrichment of the Optionee, or

(ii)                                  persistent failure to perform the duties and obligations of such Optionee which is not remedied in a reasonable period of time after receipt of written notice from the Employer, or

(iii)                               violation of confidentiality or proprietary information obligations to or agreements entered into with the Employer, or

(iv)                              use, sale or distribution of illegal drugs on the Employer’s premises, or

(v)                                 threatening, intimidating, or coercing or harassing fellow employees, or

(vi)                              the conviction of such Optionee of a felony.

(b)                                 “Change of Control” of SGI means:

(i)                                     the acquisition by any Person (as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934 (the “Exchange Act”) as Beneficial Owner (as such term is used in Rule 13d-3 promulgated under the Exchange

4

Act), directly or indirectly, of fifty percent (50%) or more of the combined voting power of the outstanding shares of capital stock of SGI’s then outstanding securities with respect to the election of the directors of the Board.

(ii)                                  During any period of three (3) consecutive years individuals who, at the beginning of such period, constitute the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board, provided that any person becoming a Director of the Board subsequent to the date of the NOTICE whose election, or nomination for election by SGI’s shareholders, was approved by the vote of at least a majority of the directors then comprising the Incumbent Board (other than an election or nomination of any individual whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of the directors of the Board, as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) shall be, for these purposes, considered as though such person were a member of the Incumbent Board.

(c)                                  “Change of Control Date” means the effective date of the Change of Control or such date which the Board shall, by resolution, deem to be the Change of Control Date.

(d)                                 “Good Reason” for voluntary resignation means (i) the Employer reduces by ten percent (10%) or more the Optionee’s compensation at the rate in effect immediately prior to the Change of Control or (ii) without the Optionee’s express written consent, the Employer requires the Optionee to change the location of his or her job or office, so that he or she will be based at a location more then fifty (50) miles from the location of his or her job or office immediately prior to the Change of Control.  For these purposes, “Compensation” includes base salary, exclusive of bonus, incentive compensation and shift differential, paid by the Employer as consideration for the Optionee’s service.

5